September 1, 2021

BNY MELLON INVESTMENT FUNDS VI
-BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (Newton), to serve as the fund's sub-investment adviser responsible for overall asset allocation for the fund and for the portion of the fund's assets allocated to equity investments, and its affiliate, Insight North America LLC (INA), to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to fixed-income investments.

The fund's primary portfolio managers allocate the fund's assets and manage the fund's equity investments as employees of Newton and the fund's primary portfolio managers manage the fund's fixed-income investments as employees of INA. The fund's primary portfolio managers are no longer employees of Mellon Investments Corporation nor do they allocate the fund's assets or manage the fund in their capacity as employees of BNYM Investment Adviser.

********

The following information supplements and replaces any contrary information contained in the third and fourth paragraphs in the section "Fund Details – Management" in the prospectus:

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as a sub-investment adviser to the fund. Newton, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the portion of the fund's assets allocated to equity investments and overall asset allocation for the fund. Newton is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts. A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and Newton is available in the fund's semi-annual report for the six-month period ended May 31, 2021.

BNYM Investment Adviser has engaged its affiliate, Insight North America LLC, to serve as a sub-investment adviser to the fund. INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the portion of the fund's assets allocated to fixed-income investments. INA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2020, INA had approximately $47.8 billion of assets under management. (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.) A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYM Investment Adviser and INA is available in the fund's semi-annual report for the six-month period ended May 31, 2021.

The fund's primary portfolio managers allocate the fund's assets and manage the fund's equity investments as employees of Newton and the fund's primary portfolio managers manage the fund's fixed-income investments as employees of INA. The fund's primary portfolio managers are no longer employees of Mellon Investments Corporation nor do they allocate the fund's assets or manage the fund in their capacity as employees of BNYM Investment Adviser.

6919STK0921